[Logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)




                       MFS(R) WORLD
                       GROWTH FUND
                       SEMIANNUAL REPORT O APRIL 30, 1998




                    Now two MFS(R) IRA choices (see page 43)

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)


[Photo of A. Keith Brodkin]    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
                               unexpectedly at age 62. His thoughtful
                               letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Managers ..................................  4
Portfolio Managers' Profiles ..............................................  9
Fund Facts ................................................................ 10
Performance Summary ....................................................... 10
Portfolio Concentration ................................................... 12
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 28
Notes to Financial Statements ............................................. 35
Independent Auditors' Report .............................................. 42
Now two MFS(R) IRA choices ................................................ 43
The MFS Family of Funds(R) ................................................ 44
Trustees and Officers ..................................................... 45

--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE SIX MONTHS ENDED APRIL 30, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 16.80%, CLASS B SHARES 16.38%, CLASS C SHARES 16.37%, AND CLASS I SHARES 17.05%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND'S PERFORMANCE HAS BEEN HELPED BY ITS OVERWEIGHTING IN U.S. TECHNOLOGY AND EUROPEAN STOCKS AND AN UNDERWEIGHTING IN JAPANESE AND OTHER SOUTHEAST ASIAN COMPANIES.

   o IN GENERAL, THE INVESTMENT ENVIRONMENT HAS FEATURED STRONG MARKETS IN MANY PARTS OF THE WORLD, DRIVEN IN PART BY LOW OR DECLINING INTEREST RATES, VERY LOW INFLATION, AND STRONGER-THAN- EXPECTED ECONOMIC GROWTH.

   o THE FUND'S MAJOR DEVELOPED-MARKET FOCUS HAS BEEN ON EUROPE, WHERE INFLATION IS LOW, INTEREST RATES CONTINUE TO DECLINE, AND ECONOMIC GROWTH IS ACCELERATING, ALL OF WHICH ARE LEADING TO GENERALLY POSITIVE EARNINGS SURPRISES.

--------------------------------------------------------------------------------
         NOT FDIC INSURED         MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

---------------------------

[Photo of Jeffrey L. Shames]

---------------------------
     Jeffrey L. Shames

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

May 14, 1998

--------------------------------------------------------------------------------
   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE
   MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED
   MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO
   MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A
   MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED
   CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.
--------------------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGERS

For the six months ended April 30, 1998, Class A shares of the Fund provided a total return of 16.80%, Class B shares 16.38%, Class C shares 16.37%, and Class I shares 17.05%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to an 18.06% return for the Morgan Stanley Capital International (MCSI) All Country World Index, an unmanaged index of developed-country and emerging market equities.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. From a big-picture standpoint, the Fund's performance has been helped by its overweighting in U.S. technology and European stocks and an underweighting in Japanese and other Southeast Asian companies. Overall, we've had strong markets in many parts of the world, driven in part by low or declining interest rates, very low inflation, and stronger-than-expected economic growth.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OF THE PAST SEVERAL MONTHS, PARTICULARLY AS IT RELATES TO THE FUND?

A. The past six months have been a volatile period, but one that has created opportunities. The economic problems in Asia were probably the most important factor affecting the markets during this period. Concerns relating to Asia drove liquidity premiums to very high levels -- in other words, investors were willing to pay much higher valuations for the liquidity offered by the largest-capitalization stocks. So the large-cap stocks in our Fund tended to outperform the small and mid-cap stocks. Also, concerns about Asia affected companies with significant exposure to the region, such as technology stocks, many of which experienced a roller-coaster ride. Fortunately, the Fund's technology weightings were primarily in software rather than the more volatile semiconductor stocks, which have a lot of business in Asia. Issues surrounding Asia also dampened investors' enthusiasm for other non-Asian emerging markets, which made the emerging markets portion of the Fund contribute less to overall performance. On a positive note, however, slowing demand from Asia and much lower prices for Asian goods have helped maintain inflation at unexpectedly low levels in all of the developed markets, which has helped many of our holdings.

Q. LET'S LOOK AT EACH OF THE THREE MAJOR MARKETS IN WHICH THE FUND HAS INVESTMENTS, STARTING WITH THE UNITED STATES. WHAT INDUSTRIES AND STOCKS ARE YOU EMPHASIZING THERE, AND WHY?

A. The United States remains one of our favorite major markets because of low inflation, low interest rates, and a robust economy. Among all industries, technology continues to be an area of emphasis since these companies are generating some of the strongest earnings growth we've been able to identify. Our holdings are primarily in software, a sector in which we own the leading database, design automation, and mainframe software companies such as Cadence Design Systems, BMC Software, Compuware, and Microsoft. These companies have strong new product cycles, dominant positions, and products that are helping companies around the world become more productive. Another area that we believe offers great potential is the business and computer services market. We own, for example, information technology and outsourcing firms that help other companies focus on their core businesses. We also see many opportunities in telecommunications, a sector in which WorldCom and Intermedia Communications are poised to benefit from increased competition and consolidation. We continue to have a small holding in the oil services and exploration industry, which we would like to increase since prices in this industry seem poised to move up from currently depressed levels.

Q. NOW, WHAT ABOUT THE DEVELOPED FOREIGN MARKETS? WHAT COUNTRIES AND WHAT KINDS OF INDUSTRIES DO YOU LIKE THERE?

A. Here, our focus is on Europe, where inflation is low, interest rates continue to decline, and economic growth is accelerating, factors which are leading to generally positive earnings surprises. Among companies that we think will benefit from this type of environment are financial services companies in Europe that have consolidation and cost-cutting opportunities similar to those U.S. banks enjoyed in the 1980s. Some of our favorite companies are Banco Espirito Santo and Banco Totta E Acores in Portugal and Irish banks such as Anglo Irish and Allied Irish Bank. These financial services companies are also benefiting from the higher valuations of their counterparts in the United States, where merger and acquisition activity has been intense. We also like a number of the consumer staples companies in Europe, where stronger-than-expected consumer demand is leading to positive earnings surprises. In Japan, we continue to like the blue-chip exporters such as Sony, TDK, and Kirin Beverages, all of which have been helped by the weak yen.

Q. FINALLY, WHAT ABOUT THE EMERGING MARKETS?

A. Our favorite regions are Eastern Europe, the Middle East, and Africa, collectively known as EMEA. For example, we're focusing on South Africa, where valuations are attractive, interest rates are declining, and companies are beginning to undertake Western-style corporate restructuring. Another country we think offers opportunity is Egypt, a market with 16% earnings growth and a 4.5% dividend yield, yet one that is selling only at 11 times next year's earnings. Morocco is another interesting, surprisingly high-growth market that we view as being full of many well-managed companies. From an industry perspective, our holdings tend to be in telecommunications and banking. Growth is still quite healthy for most telecommunications companies and their valuations are also quite attractive, while banks are appealing because they are generally growing faster than the local economy and are selling at below-average valuations.

Q. COULD YOU TALK ABOUT THE FUND'S POSITION IN SOUTHEAST ASIA AND WHAT YOU SEE FOR THAT REGION GOING FORWARD?

A. We are happy to say that, prior to the Asian crisis, we had very little invested in Southeast Asia. Currently, the only markets that we think are interesting are South Korea, Malaysia, and, to a lesser extent, Hong Kong/China. In South Korea, government authorities have undertaken structural reforms, while Malaysia has managed to avoid having significant foreign debt. In general, though, we still are underweighted in the region because we think the problems there could last for a while. Although currencies have depreciated quite significantly, as much as 60% to 70% in some cases, companies are still overleveraged with foreign debt and many of them are going bankrupt. As a result, we are being very selective and are looking for companies with strong balance sheets and good underlying asset quality.

Q. HAVE THERE BEEN ANY SIGNIFICANT CHANGES IN THE FUND'S HOLDINGS OR ALLOCATIONS OVER THE PAST YEAR?

A. Asset allocations across our three target markets have changed only modestly since last year, with the United States representing about 39% of the portfolio, developed foreign markets such as Europe and Japan 41%, and emerging markets 17%. The most significant changes that helped performance were an increase in our holdings in Europe and a further reduction in Japan, where the economy seems to be sinking even further into recession. We also added more to Latin America, a move that didn't really help us because of the psychology surrounding the difficulties in Asian emerging markets. In the emerging markets, we doubled our exposure to South Africa, where we think companies offer much promise.

Q. COULD YOU TALK ABOUT SOME STOCKS OR COUNTRIES THAT PERFORMED BETTER THAN YOU EXPECTED, AND WHY YOU THINK THEY DID WELL?

A. Software companies in the United States did better than expected because earnings were surprisingly robust, despite problems in Asia. Stocks that contributed to performance included BMC Software, Compuware, Microsoft, and SAP in Germany, all of whose products were in strong demand by companies seeking increasing productivity. Radio and television broadcasting stocks such as Clear Channel and Cox Radio also helped performance, as they were buoyed by positive advertising trends and continued consolidation within their markets. Health maintenance organizations did much better than expected because they finally were able to meet investors' earnings expectations. In Europe, financial services companies did much better than expected, driven by the sharp declines in interest rates in markets such as Italy and Spain and also by the higher values placed on U.S. financials during the recent flurry of merger and acquisition activity. In emerging markets, Asia did better than expected in the early part of 1998 as investors looked for bargains, but we think that many of those gains will be given back in the coming months.

Q. NOW, WHAT ABOUT SOME STOCKS OR COUNTRIES THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?

A. Cendant, the company created out of the merger of HFS and CUC International, did poorly because of accounting problems at CUC. We think the stock will recover as those issues are resolved and the company starts to surprise positively on the earnings front. Japanese stocks with a lot of exposure to the domestic economy, such as Nippon Broadcasting and Secom, did not perform as well as expected because the Japanese economy continued to be in the doldrums. In emerging markets, Egypt and Russia did not fare as well as we had hoped. Egypt suffered as a result of the massacre in Luxor, while Russia underperformed because of political infighting over the appointment of a new prime minister. We believe both problems will heal over time.

Q. WHAT RISKS DO YOU SEE GOING FORWARD FOR YOUR INVESTMENT MARKETS, AND HOW CAN YOU POSITION THE FUND FOR THEM?

A. The potential for rising interest rates in the United States is something we're always on the lookout for, given the continued strength of the economy and the tight labor market. If interest rates rise, interest-sensitive stocks in sectors such as financial services and television and radio broadcasting could see their valuations come under pressure. So, to be on the cautious side, we've trimmed back some of our holdings in these areas. In developed foreign markets, rising interest rates are also a major risk, especially since valuations are at higher levels than a year ago. As a result, we are focusing our efforts on finding solid growth at less expensive valuations in all of our markets. For emerging markets, a significant setback in the U.S. market is always a risk. In this regard, our strategy is to concentrate on countries that we feel are less correlated with the United States, in particular the markets of Eastern Europe, the Middle East, and Africa.

  /s/ John W. Ballen                     /s/ David R. Mannheim
      John W. Ballen                         David R. Mannheim
      Portfolio Manager                      Portfolio Manager

  /s/ Toni Y. Shimura
      Toni Y. Shimura
      Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   JOHN W. BALLEN IS AN EXECUTIVE VICE PRESIDENT, CHIEF EQUITY OFFICER, AND A MEMBER OF THE BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT. HE ALSO IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND, MFS(R) WORLD GROWTH FUND, MFS(R) MERIDIAN(SM) WORLD GROWTH FUND, MFS(R) WORLD ASSET ALLOCATION(SM) FUND AND THE EMERGING GROWTH SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS. MR. BALLEN JOINED THE MFS RESEARCH DEPARTMENT IN 1984 AS AN INDUSTRY SPECIALIST. HE WAS NAMED AN INVESTMENT OFFICER IN 1986, A VICE PRESIDENT -- INVESTMENTS IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, EXECUTIVE VICE PRESIDENT IN 1997 AND A MEMBER OF THE BOARD IN 1998. MR. BALLEN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA AND A MASTER IN BUSINESS ADMINISTRATION DEGREE FROM STANFORD UNIVERSITY.

   DAVID R. MANNHEIM IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT AND PORTFOLIO MANAGER OF MFS(R) WORLD EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) WORLD ASSET ALLOCATION FUND, MFS(R) MERIDIAN(SM) GLOBAL EQUITY FUND, MFS(R) WORLD GROWTH FUND, AND THE INTERNATIONAL SERIES, THE WORLD GROWTH SERIES, AND THE WORLD ASSET ALLOCATION(SM) SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS. MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED AN INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER OF MFS WORLD EQUITY FUND IN 1992 AND SENIOR VICE PRESIDENT IN 1997. HE IS A GRADUATE OF AMHERST COLLEGE AND MASSACHUSETTS INSTITUTE OF TECHNOLOGY'S SLOAN SCHOOL OF MANAGEMENT.

   TONI Y. SHIMURA IS A VICE PRESIDENT -- INVESTMENTS OF MFS INVESTMENT MANAGEMENT AND A PORTFOLIO MANAGER OF MFS WORLD GROWTH FUND AND THE
   WORLD GROWTH SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS. MS. SHIMURA JOINED MFS IN 1987 AS A MEMBER OF THE RESEARCH DEPARTMENT. SHE
   WAS NAMED AN INVESTMENT OFFICER IN 1990; AN ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1991; A VICE PRESIDENT -- INVESTMENTS IN 1992 AND A
   PORTFOLIO MANAGER IN 1993. MS. SHIMURA IS A GRADUATE OF WELLESLEY
   COLLEGE AND THE SLOAN SCHOOL OF MANAGEMENT AT THE MASSACHUSETTS
   INSTITUTE OF TECHNOLOGY.
--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------
  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION BY INVESTING IN
                               SECURITIES OF COMPANIES WORLDWIDE GROWING AT
                               RATES MANAGERS EXPECT TO BE WELL ABOVE THE GROWTH
                               RATE OF THE U.S. ECONOMY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       NOVEMBER 18, 1993

  CLASS INCEPTION:             CLASS A  NOVEMBER 18, 1993
                               CLASS B  NOVEMBER 18, 1993
                               CLASS C  JANUARY 3, 1994
                               CLASS I

                                        JANUARY 2, 1997

  SIZE:                        $602.9 MILLION NET ASSETS AS OF APRIL 30, 1998
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH APRIL 30, 1998

CLASS A

                                        6 Months              1 Year             3 Years      10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                  +16.80%             +30.83%             +70.82%             +91.11%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --               +30.83%             +19.54%             +15.67%
--------------------------------------------------------------------------------------------------------------
SEC Results                                 --               +23.31%             +17.21%             +14.14%
--------------------------------------------------------------------------------------------------------------

CLASS B

                                        6 Months              1 Year             3 Years      10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                  +16.38%             +29.91%             +66.86%             +84.44%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --               +29.91%             +18.61%             +14.75%
--------------------------------------------------------------------------------------------------------------
SEC Results                                 --               +25.91%             +17.90%             +14.47%
--------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 November 18, 1993, through April 30, 1998.

CLASS C

                                        6 Months              1 Year             3 Years      10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                  +16.37%             +29.88%             +66.99%             +83.80%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --               +29.88%             +18.64%             +14.66%
--------------------------------------------------------------------------------------------------------------
SEC Results                                 --               +28.88%             +18.64%             +14.66%
--------------------------------------------------------------------------------------------------------------

CLASS I

                                        6 Months              1 Year             3 Years      10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                  +17.05%             +31.30%             +71.55%             +89.72%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --               +31.30%             +19.71%             +15.48%
--------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 November 18, 1993, through April 30, 1998.

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Peformance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1998

LARGEST STOCK SECTORS

Technology .........................................................   23.5%
Other Sectors ......................................................   16.2%
Financial Services .................................................   13.5%
Utilities & Communications .........................................   10.9%
Miscellaneous (Conglomerates, special products/services) ...........    9.3%
Leisure ............................................................    8.7%
Retailing ..........................................................    6.6%
Health Care ........................................................    6.0%
Consumer Staples ...................................................    5.3%

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.2%                   ORACLE CORP.  1.8%
Fire protection, packaging, and electronic      Database software developer and manufacturer
equipment manufacturer
                                                COMPUWARE CORP.  1.8%
COMPUTER ASSOCIATES INTERNATIONAL, INC.  2.4%   Computer software company
Computer software company
                                                MICROSOFT CORP.  1.7%
CENDANT CORP.  2.4%                             Computer software and systems company
Hotel, real estate, and consumer services
companies franchiser                            SAP AG  1.7%
                                                German computer software company
CISCO SYSTEMS, INC.  2.3%
Computer network developer                      CADENCE DESIGN SYSTEMS, INC.  1.6%
                                                Computer software and systems company
BMC SOFTWARE, INC.  1.9%
Computer software company

PORTFOLIO OF INVESTMENTS -- April 30, 1998

Stocks - 95.3%
------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                   VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 56.5%
  Argentina - 0.7%
    Banco de Galicia y Buenos Aires S.A. de C.V., ADR
      (Banks and Credit Cos.)                                            15,714           $    384,993
    Banco Rio de La Plata S.A., ADR (Banks and Credit
      Cos.)*                                                             10,600                145,750
    Perez Companc S.A. (Oils)                                           106,076                637,580
    Siderar S.A., ADR (Steel)##                                           4,780                184,030
    Siderca S.A. (Steel)                                                 82,100                197,881
    Telecom S.A., ADR (Telecommunications)                                5,600                201,600
    Telefonica de Argentina, ADR (Utilities - Telephone)                 25,600                987,200
    YPF Sociedad Anonima, ADR (Oils)                                     47,200              1,646,100
                                                                                          ------------
                                                                                          $  4,385,134
------------------------------------------------------------------------------------------------------
  Australia - 0.4%
    QBE Insurance Group Ltd. (Insurance)                                519,120           $  2,379,148
------------------------------------------------------------------------------------------------------
  Brazil - 3.0%
    CEMIG (Utilities - Electric)                                      9,589,000           $    465,404
    Centrais Eletricas Brasileiras S.A., Preferred, "B"
      (Utilities - Electric)*                                        18,000,000                802,956
    Centrais Eletricas Brasileiras, S.A. ADR (Utilities -
      Electric)                                                          50,600              1,090,936
    Companhia Cervejaria Brahma, ADR (Beverages)                        127,300              1,678,769
    Companhia Cervejaria Brahma, Preferred (Beverages)                  380,433                247,855
    Companhia Energetica de Sao Paulo, Preferred
      (Utilities - Electric)                                          4,721,000                229,135
    Companhia Paranaense de Energia, Preferred "B"
      (Utilities - Electric)*                                            33,685                471,325
    Companhia Paranaense de Energia, ADR (Utilities -
      Electric)                                                         241,300              3,438,525
    Companhia Vale do Rio Doce, Preferred (Mining)                       24,053                567,933
    Itausa Investimentos Itau S.A., Preferred
      (Conglomerate)                                                    319,000                270,599
    Petroleo Brasileiro S.A., Preferred (Oils)                        5,414,000              1,373,030
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                               55,970              6,817,845
    Telecomunicacoes do Rio de Janero, S.A
      (Telecommunications)                                            4,141,000                651,841
    Unibanco (Banks and Credit Cos.)                                  3,600,000                277,075
                                                                                          ------------
                                                                                          $ 18,383,228
------------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Canadian National Railway Co. (Railroads)                            65,420           $  4,256,389
    Legacy Hotel Real Estate Investment Trust (Real
      Estate)*##                                                        168,700              1,049,314
    Super Sol Ltd. (Supermarkets)                                        58,674                184,912
                                                                                          ------------
                                                                                          $  5,490,615
------------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Chilectra S.A., ADR (Utilities - Electric)                           72,925           $  2,005,438
------------------------------------------------------------------------------------------------------
  China - 0.2%
    Huaneng Power International, Inc., ADR (Utilities -
      Electric)*                                                         48,180           $  1,059,960
    Qingling Motors Co. (Automotive)                                    584,000                252,520
                                                                                          ------------
                                                                                          $  1,312,480
------------------------------------------------------------------------------------------------------
  Colombia - 0.1%
    Cementos Diamante S.A., ADR (Construction)##                         58,938           $    522,780
------------------------------------------------------------------------------------------------------
  Denmark
    Vesta Wind Systems (Electronics)                                      5,400           $    213,033
------------------------------------------------------------------------------------------------------
  Egypt - 0.9%
    Ahram Beverage Co., GDR (Beverages)*##                               20,218           $    641,922
    Commercial International Bank of Egypt
      (Banks and Credit Cos.)                                            14,000                236,600
    Commercial International Bank of Egypt, GDR
      (Banks and Credit Cos.)##                                          56,667                949,172
    Egypt Gas (Utilities - Gas)                                           4,100                409,699
    Egyptian International Pharmaceutical Industries Co.
      (Pharmaceuticals)                                                   8,700                621,337
    Madinet Nasar City (Housing)                                          9,250                568,158
    Misr Elgadida for Housing & Recreation (Housing)                      3,120                403,468
    North Cairo Mills (Food Products)                                     7,790                180,320
    South Cairo Flour Mills (Food Products)                              14,355                138,382
    Suez Cement Co., GDR (Construction)##                                44,035                896,112
    Torra for Cement (Construction)                                       9,962                211,244
                                                                                          ------------
                                                                                          $  5,256,414
------------------------------------------------------------------------------------------------------
  Finland - 0.8%
    Huhtamaki Oy Group (Conglomerate)                                    23,400           $  1,353,421
    Pohjola Insurance Group (Insurance)                                  21,000              1,164,481
    TT Tieto Oy (Computer Software - Systems)                            12,830              2,355,771
                                                                                          ------------
                                                                                          $  4,873,673
------------------------------------------------------------------------------------------------------
  France - 3.4%
    Alcatel Alsthom Compagnie (Telecommunications)                       15,900           $  2,946,647
    Compagnie Generale de Geophysique S.A., ADR
      Oil Services)*                                                    160,500              4,614,375
    Dassault Systemes S.A. (Computer Software - Systems)                 67,000              2,628,106
    Dassault Systemes S.A., ADR (Computer Software -
      Systems)                                                            2,000                 77,250
    Renault S.A. (Automobiles)                                           44,100              2,045,026
    Sanofi S.A. (Medical and Health Products)                            20,900              2,532,386
    TOTAL S.A., "B" (Oils)                                               19,600              2,329,261
    Television Francaise (Broadcasting)                                  15,500              2,176,930
    Union des Assurances Federales S.A. (Insurance)                       8,200              1,282,507
                                                                                          ------------
                                                                                          $ 20,632,488
------------------------------------------------------------------------------------------------------
  Germany - 3.6%
    Adidas-Salomon AG (Apparel and Textiles)                              9,306           $  1,542,789
    Henkel KGaA (Chemicals)*                                             68,600              5,351,909
    Phoenix AG (Auto Parts)                                              40,565                817,177
    SAP AG, Preferred (Computer Software - Systems)                      19,179              9,565,453
    Wella AG, Preferred (Cosmetics)                                       4,700              4,282,251
                                                                                          ------------
                                                                                          $ 21,559,579
------------------------------------------------------------------------------------------------------
  Greece - 0.9%
    National Bank of Greece, GDR (Bank and Credit Cos.)*                  2,330           $    410,295
    Athens Medic Center, GDR (Medical and Health
      Technology and Services)                                          115,200              2,274,360
    Hellenic Bottling (Beverages)                                         4,000                149,026
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                               97,560              2,795,949
                                                                                          ------------
                                                                                          $  5,629,630
------------------------------------------------------------------------------------------------------
  Hong Kong - 1.5%
    Cheung Kong Holdings Ltd. (Real Estate)                             100,000           $    664,731
    China Resources Enterprises (Real Estate Investment
      Trusts)                                                           170,000                291,836
    Citic Pacific Ltd. (Conglomerate)                                   123,000                377,851
    Guangdong Kelon Electric Holdings (Consumer Goods and
      Services)                                                         222,000                227,803
    Hong Kong Telecommunications (Telecommunications)*                  275,800                516,179
    Hutchison Whampoa Ltd. (Conglomerate)                               432,000              2,670,900
    Li & Fung Ltd. (Wholesale)                                          725,000              1,216,521
    New World Development Co. (Real Estate)*                            184,000                523,679
    Wharf Holdings Ltd. (Real Estate)                                   180,000                288,093
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                         694,400              1,953,910
    Zhenhai Refining and Chemical Co., Ltd. (Oils)                      846,000                232,043
                                                                                          ------------
                                                                                          $  8,963,546
------------------------------------------------------------------------------------------------------
  Hungary - 0.5%
    Gedeon Richter Ltd. (Pharmaceuticals)##                               1,000           $    106,500
    Magyar Olaj Es Gazipari KT, GDR (Gas)##                               9,000                273,600
    Magyar Olaj Es Gazipari KT (Gas)                                     13,500                410,138
    Magyar Tavkozlesi Rt. (Telecommunications)*                          39,050              1,151,975
    Otp Bank (Banks and Credit Cos.)                                      8,000                379,165
    Richter Gedeon Rt. (Pharmaceuticals)                                  6,700                717,664
                                                                                          ------------
                                                                                          $  3,039,042
------------------------------------------------------------------------------------------------------
  India - 1.5%
    Bajaj Auto Ltd. (Automotive)                                         52,500           $    788,029
    EIH Ltd. (Restaurants and Lodging)                                   76,050                714,705
    Formula System (1985) Ltd. (Computer Software -
      Systems)*                                                           9,808                378,821
    Hindustan Lever Ltd. (Consumer Goods and Services)                   25,000                993,323
    Hindustan Petroleum Corp. Ltd. (Oil and Gas)                         50,000                508,629
    ICL Israel Chemical (Chemicals)                                     193,066                232,735
    Industrial Development Bank of India Ltd.
      (Banks and Credit Cos.)                                           280,000                718,166
    ITC Ltd. (Conglomerate)                                              29,000                575,945
    Mahanagar Telephone Nigam Ltd. (Telecommunications)                 100,000                634,921
    Mahanagar Telephone Nigam Ltd., GDR
      (Telecommunications)*##                                            46,000                741,750
    State Bank Of India (Banks and Credit Cos.)                         224,000              1,625,397
    Tata Engineering and Locomotive Co. Ltd. (Automotive)                   470                  3,290
    Tata Steel Co. (Steel)                                               24,050                 91,558
    Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##                63,235                765,144
                                                                                          ------------
                                                                                          $  8,772,413
------------------------------------------------------------------------------------------------------
  Ireland - 1.5%
    Allied Irish Banks PLC (Banks and Credit Cos.)*                     313,015           $  4,359,235
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*               1,698,986              4,543,495
                                                                                          ------------
                                                                                          $  8,902,730
------------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Bank Hapoalim (Banks and Credit Cos.)                               195,818           $    525,562
    ECI Telecom Ltd. (Telecommunications)                                14,976                456,768
    Makhteshim Chemical Works Ltd. (Chemicals)*                          63,500                538,921
                                                                                          ------------
                                                                                          $  1,521,251
------------------------------------------------------------------------------------------------------
  Italy - 2.1%
    Banca Carige S.p.A. (Banks and Credit Cos.)                         124,200           $  1,177,683
    Banca Nazionale del Lavoro (Banks and Credit Cos.)                   88,300              2,616,481
    ERG S.p.A. (Oils)*                                                  318,200              1,373,913
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and
      Services)                                                          97,000              2,491,687
    Telecom Italia S.p.A. (Telecommunications)*                         447,700              3,348,116
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                              427,500              1,551,475
                                                                                          ------------
                                                                                          $ 12,559,355
------------------------------------------------------------------------------------------------------
  Japan - 6.7%
    Aeon Credit Service Co. Ltd. (Financial Services)                    32,400           $  1,514,704
    Bridgestone Corp. (Tire and Rubber)                                  78,000              1,776,203
    Canon, Inc. (Office Equipment)                                       78,000              1,840,899
    Fujimi, Inc. (Electronics)                                           37,730              1,510,679
    Keyence Corp. (Electronics)                                          18,930              2,543,603
    Kinki Coca-Cola Bottling Co. (Beverages)                             90,000              1,058,664
    Kirin Beverage Corp. (Beverages)                                    124,000              2,421,656
    Meitec Corp. (Computer Software - Systems)                           74,800              2,453,476
    Nippon Broadcasting System (Broadcasting)                            21,000                962,751
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                            156              1,364,500
    NTT Data Corp. (Telecommunications)                                      44              1,897,753
    Osaka Sanso Kogyo Ltd. (Chemicals)                                  397,000                823,217
    Rohm Co. (Electronics)                                               22,000              2,478,359
    Secom Co. (Consumer Goods and Services)*                             49,000              2,881,918
    Sony Corp. (Electronics)                                             34,800              2,889,066
    Sony Corp., ADR (Electronics)                                        10,200                866,362
    Takeda Chemical Industries (Pharmaceuticals)                        111,000              3,163,776
    TDK Corp. (Special Products and Services)                            60,000              4,732,318
    Terumo Corp. (Pharmaceuticals)                                      105,000              1,534,384
    Ushio, Inc. (Electronics)                                           214,000              1,950,882
                                                                                          ------------
                                                                                          $ 40,665,170
------------------------------------------------------------------------------------------------------
  Malaysia - 0.6%
    Malayan Banking Berhad (Banks and Credit Cos.)                       96,000           $    283,871
    Perusahaan Otomobil Berhad (Automotive)                             192,000                238,452
    Petronas Gas Berhad (Oil and Gas)##                                 224,000                541,936
    Resorts World Berhad (Entertainment)                                172,000                332,903
    Tanjong PLC (Entertainment)                                         513,000              1,172,177
    Telekom Malaysia Berhad (Telecommunications)                        197,000                593,118
    Tenaga Nasional Berhad (Utilities - Electric)                       157,000                314,422
                                                                                          ------------
                                                                                          $  3,476,879
------------------------------------------------------------------------------------------------------
  Mauritius - 0.3%
    Mauritius Commercial Bank Ltd. (Banks and Credit
      Cos.)                                                             105,000           $    507,779
    New Mauritius Hotels Ltd. (Restaurants and Lodging)                 100,860                226,914
    Rogers & Co. Ltd. (Conglomerate)                                     42,840                279,235
    State Bank of Mauritius Ltd. (Banks and Credit Cos.)                807,600                550,173
                                                                                          ------------
                                                                                          $  1,564,101
------------------------------------------------------------------------------------------------------
  Mexico - 1.7%
    Cemex S.A. (Construction)*                                          126,506           $    631,562
    Cifra S.A. De C.V. (Retail)*                                        475,335                833,921
    Corporacion GEO S.A. de C.V. (Housing)*##                            16,500                454,707
    Desc S.A. de C.V., "B" (Conglomerate)                                73,000                507,123
    Embotelladora Andina S.A. (Consumer Goods and
      Services)                                                          56,600              1,146,150
    Fomento Economico Mexicano S.A., "B" (Beverages)                     71,200                526,476
    Grupo Carso, "A1" (Conglomerate)*                                    97,300                611,777
    Grupo Financiero Banamex, "B" (Finance)*                            169,200                527,941
    Grupo Modelo S.A. de C.V. (Brewery)                                  41,000                387,166
    Grupo Television S.A. de C.V., GDR (Entertainment)*                  22,500                922,500
    Hylsamex S.A. de C.V., "B" (Steel)                                   80,000                367,361
    Kimberly-Clark de Mexico S.A. de C.V
      (Consumer Goods and Services)                                     222,000              1,088,696
    Organiz Soriana, "B" (Real Estate)                                  117,000                441,522
    Sanluis Corporacion S.A. de C.V. (Conglomerate)                      43,700                231,544
    Telefonos de Mexico S.A. (Utilities - Telephone)                    615,000              1,737,902
                                                                                          ------------
                                                                                          $ 10,416,348
------------------------------------------------------------------------------------------------------
  Morocco - 0.6%
    Banque Marocaine Commerce (Banks and Credit Cos.)                    11,550           $    820,887
    Brasseries Maroc (Consumer Goods and Services)                        2,150                677,661
    Credit Eqdom (Financial Institutions)                                 2,050                300,055
    Ona Omnium Nord Africain S.A. (Conglomerate)                          5,500                583,515
    Societe Nationale d'Investissement (Conglomerate)*                    6,435                581,300
    Wafabank (Banks and Credit Cos.)                                      4,300                490,307
                                                                                          ------------
                                                                                          $  3,453,725
------------------------------------------------------------------------------------------------------
  Netherlands - 4.0%
    Akzo Nobel N.V. (Chemicals)                                          21,900           $  4,454,127
    Benckiser N.V. (Consumer Goods and Services)*                        84,300              4,918,334
    Brunel International N.V. (Human Resources)*                         69,700              2,276,425
    Fugro N.V. (Engineering)*                                             6,100                241,489
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                         51,454              2,508,026
    IHC Caland N.V. (Marine Equipment)*                                  20,400              1,187,173
    ING Groep N.V. (Financial Services)*                                 89,900              5,841,187
    Koninklijke Ahrend Groep N.V. (Consumer Goods
      and Services)*                                                     85,596              2,965,024
                                                                                          ------------
                                                                                          $ 24,391,785
------------------------------------------------------------------------------------------------------
  New Zealand
    Telecom Corp. of New Zealand (Telecommunications)*                   97,600           $    261,110
------------------------------------------------------------------------------------------------------
  Pakistan - 0.2%
    Hub Power Co. Ltd. (Utilities - Electric)                         1,040,000           $  1,060,068
    Pakistan Telecom "A" (Telecommunications)                               200                    140
    Sui Northern Gas (Oils)*                                              1,380                    721
                                                                                          ------------
                                                                                          $  1,060,929
------------------------------------------------------------------------------------------------------
  Peru - 1.0%
    Alicorp S.A. (Consumer Goods and Services)*                         584,491           $    194,348
    Compania de Minas Buenaventura S.A. (Mining)                        104,430                616,902
    CPT Telefonica del Peru S.A., "B" (Utilities -
      Telephone)                                                        832,954              1,832,675
    Credicorp Ltd. Holdings Co. (Banks and Credit Cos.)                  55,811                934,834
    Telefonica del Peru S.A., ADR (Telecommunications)                  115,400              2,553,225
                                                                                          ------------
                                                                                          $  6,131,984
------------------------------------------------------------------------------------------------------
  Philippines
    Alsons Cement Corp. (Building Materials)##                        4,302,350           $    214,849
------------------------------------------------------------------------------------------------------
  Poland - 0.7%
    Bank Handlowy w Warszawie (Banks and Credit Cos.)*+                  16,879           $    313,311
    Bank Handlowy w Warszawie, GDR (Banks and
      Credit Cos.)*##                                                    10,030                191,573
    Bank Rozwoju Eksportu S.A. (Banks and Credit Cos.)                    9,500                272,908
    Bydgoska Fabryka Kabli S.A. (Electrical Equipment)                  105,000                959,045
    Elektrim Spolka Akcyjna S.A. (Electrical Equipment)                 105,333              1,505,200
    Exbud S.A. (Construction)*                                           37,600                437,596
    KGHM Polska Miedz S.A., GDR (Metals and Minerals)*##                 26,080                242,544
    Orbis (Restaurants and Lodging)*                                      9,159                 89,863
    Polifarb Cieszyn (Consumer Goods and Services)*                      83,000                308,132
    Zaklady Piwowarske w Zywcu (Beverages)                                  915                 91,123
                                                                                          ------------
                                                                                          $  4,411,295
------------------------------------------------------------------------------------------------------
  Portugal - 2.0%
    Banco Espirito Santo e Comercial de Lisboa S.A
      (Banks and Credit Cos.)                                            83,179           $  3,979,856
    Banco Totta E Acores (Banks and Credit Cos.)                        126,300              4,806,295
    Cimentos de Portugal S.A. (Building Materials)                        6,706                248,048
    Mota and Companhia S.A. (Construction)                                8,874                145,954
    Portugal Telecom S.A. (Utilities - Telephone)                        52,246              2,808,024
    Sonae Investimentos-Sociedade Gestora de
      Participacoes Sociais, S.A. (Conglomerate)                          4,441                238,928
                                                                                          ------------
                                                                                          $ 12,227,105
------------------------------------------------------------------------------------------------------
  Russia - 0.9%
    Lukoil Oil Co., ADR (Oils)                                           31,180           $  2,064,116
    Rostelecom, ADR (Telecommunications)*                                38,333                821,763
    Rostelecom, GDR (Telecommunications)*                                15,500                837,000
    Unified Energy Systems, GDR (Utilities - Electric)*                  46,153              1,519,357
                                                                                          ------------
                                                                                          $  5,242,236
------------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    Hong Leong Finance Ltd. (Finance)+                                  136,000           $    206,191
    Mandarin Oriental International Ltd. (Restaurants and
      Lodging)*                                                         881,901                626,150
    Overseas Union Bank (Finance)                                       307,000              1,163,613
    Singapore Land Ltd. (Conglomerate)                                  279,000                722,615
                                                                                          ------------
                                                                                          $  2,718,569
------------------------------------------------------------------------------------------------------
  South Africa - 1.9%
    Anglo American Corp. of South Africa Ltd. (Mining)                   28,900           $  1,648,293
    DeBeers Centenary AG (Diamonds - Precious Stones)                    25,856                663,663
    Dimension Data Holdings Ltd. (Financial Institutions)               167,668              1,163,073
    Imperial Holdings Ltd. (Conglomerate)                                13,510                184,794
    JD Group Ltd. (Stores)*                                              38,844                395,349
    Liberty Life Association of Africa Ltd. (Insurance)                  50,619              1,710,642
    Nedcor Ltd. (Banks and Credit Cos.)*                                 60,589              1,724,272
    Real Africa Holdings Ltd. (Conglomerate)                            119,000                456,245
    Sasol Ltd. (Oils)                                                    70,080                706,340
    South African Breweries Ltd. (Brewery)                               75,388              2,526,839
                                                                                          ------------
                                                                                          $ 11,179,510
------------------------------------------------------------------------------------------------------
  South Korea - 0.7%
    Korea Electric Power Corp. (Utilities - Electric)                    89,870           $  1,225,194
    Pohang Iron & Steel Co. (Construction)                               22,550              1,192,954
    Samsung Display Devices Co. (Electronics)                             9,080                452,300
    Samsung Electronic (Electronics)                                     21,660              1,200,629
    SK Telecommunications (Telecommunications)                               50                 29,489
                                                                                          ------------
                                                                                          $  4,100,566
------------------------------------------------------------------------------------------------------
  Spain - 0.8%
    Abengoa S.A. (Construction)                                          11,480           $    967,276
    Acerinox S.A. (Iron and Steel)                                       16,694              2,705,833
    Telefonica de Espana (Utilities - Telephone)                         28,900              1,206,142
                                                                                          ------------
                                                                                          $  4,879,251
------------------------------------------------------------------------------------------------------
  Sweden - 1.9%
    Securitas AB (Security Services)*                                    71,400           $  2,629,070
    Skandia Forsakrings AB (Insurance)                                   51,600              3,593,333
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                   59,900              1,872,843
    Volvo AB (Automobiles)                                              124,800              3,644,031
                                                                                          ------------
                                                                                          $ 11,739,277
------------------------------------------------------------------------------------------------------
  Switzerland - 1.5%
    Clariant AG (Chemicals)                                               1,620           $  1,744,200
    Hiestand Holding AG (Food Products)*                                  3,200              1,109,333
    Julius Baer Holdings (Banks and Credit Cos.)                            665              1,835,400
    Kuoni Reisen Holdings AG (Transportation)                               402              2,157,400
    Novartis AG (Pharmaceuticals)*                                        1,337              2,210,507
                                                                                          ------------
                                                                                          $  9,056,840
------------------------------------------------------------------------------------------------------
  Taiwan - 0.4%
    Taipei Fund (Finance)*                                                  238           $  2,356,200
------------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    Thai Farmers Bank (Banks and Credit Cos.)                           400,000           $    917,099
------------------------------------------------------------------------------------------------------
  Turkey - 0.9%
    Akbank (Banks and Credit Cos.)*                                  10,879,586           $    925,505
    Arcelik A.S. (Consumer Goods and Services)                        2,979,430                333,963
    Ardem Pisirici ve Isitici Cihazlar Sanayii A.S
      (Conglomerate)                                                  2,417,578                234,693
    Cimsa Cimento Sanayi Ve Ticaret A.S. (Construction
      Services)                                                       8,936,100                554,482
    Haci Omer Sabanci Holdings A.S., ADR
      (Conglomerate)*##                                                  29,136                528,090
    Trakya Cam Sanayii (Housewares)                                   8,703,282                435,513
    Vestel Electronic (Electronics)                                   6,361,300                853,097
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)                    27,322,114              1,339,855
                                                                                          ------------
                                                                                          $  5,205,198
------------------------------------------------------------------------------------------------------
  United Kingdom - 6.2%
    Aegis Group PLC (Advertising)                                        44,400           $     68,273
    ARM Holdings PLC, ADR (Electronics)*                                 10,200                411,825
    ARM Holdings PLC (Electronics)*                                      14,600                202,540
    Bank of Scotland (Banks and Credit Cos.)*                           143,600              1,764,095
    Booker PLC (Food - Wholesale)                                       380,900              1,674,353
    British Aerospace PLC (Aerospace and Defense)*                       80,610              2,691,936
    British Petroleum PLC (Oils)*                                       315,039              4,975,955
    Danka Business Systems, ADR (Business Services)                      89,600              1,792,000
    HSBC Holdings PLC (Financial Services)*                              22,914                653,629
    Jarvis Hotels PLC (Restaurants and Lodging)+                      1,245,100              3,308,885
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                   353,400              3,071,498
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                       240,809              3,604,280
    LucasVarity PLC (Automotive)                                      1,190,500              5,317,744
    PowerGen PLC (Utilities - Electric)*                                 75,930              1,025,428
    Sema Group PLC (Computer Software - Systems)                         28,450              1,028,535
    Taylor Nelson AGB (Advertising)                                     999,100              1,803,484
    Tomkins PLC (Conglomerate)                                          309,700              1,822,066
    Williams PLC (Diversified Manufacturing Operations)                 302,400              2,319,929
                                                                                          ------------
                                                                                          $ 37,536,455
------------------------------------------------------------------------------------------------------
  Venezuela - 0.2%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)                                               30,300           $  1,015,050
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $340,623,508
------------------------------------------------------------------------------------------------------
U.S. Stocks - 38.8%
  Advertising
    Doubleclick, Inc.*                                                      400                 16,675
------------------------------------------------------------------------------------------------------
  Aerospace
    Thiokol Corp.                                                         3,800           $    204,725
------------------------------------------------------------------------------------------------------
  Auto Parts
    Hayes Lemmerz International, Inc.*                                      100           $      3,844
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies
    United States Trust Corp.                                             3,000           $    213,000
------------------------------------------------------------------------------------------------------
  Business Machines - 0.2%
    Affiliated Computer Services, Inc., "A"*                             23,500           $    825,437
    Sun Microsystems, Inc.*                                               6,100                251,244
                                                                                          ------------
                                                                                          $  1,076,681
------------------------------------------------------------------------------------------------------
  Business Services - 2.1%
    AccuStaff, Inc.*                                                    121,700           $  4,365,987
    BISYS Group, Inc.*                                                   18,200                718,900
    Ceridian Corp.*                                                       9,500           $    537,344
    Computer Sciences Corp.*                                             15,200                801,800
    DST Systems, Inc.*                                                    4,700                259,087
    First Data Corp.                                                      7,300                247,288
    Ikon Office Solutions, Inc.                                          21,300                515,194
    Ivex Packaging Corp.*                                                 1,500                 36,375
    Learning Tree International, Inc.*                                   73,100              1,749,831
    Metamor Worldwide, Inc.*                                             14,900                569,925
    NOVA Corp.*                                                           6,800                231,200
    Policy Management Systems Corp.*                                      8,200                661,125
    Provant, Inc.*                                                          300                  5,588
    Technology Solutions Co.*                                            50,500              1,622,312
                                                                                          ------------
                                                                                          $ 12,321,956
------------------------------------------------------------------------------------------------------
  Cellular Telephones
    AirTouch Communications, Inc.*                                        2,700           $    143,438
------------------------------------------------------------------------------------------------------
  Chemicals
    Sigma-Aldrich Corp.                                                   3,000           $    119,625
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.7%
    Autodesk, Inc.                                                        7,500           $    352,500
    Compaq Computer Corp.                                                 5,000                140,313
    Microsoft Corp.*                                                    110,700              9,976,837
                                                                                          ------------
                                                                                          $ 10,469,650
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Mobius Management Systems, Inc.*                                     16,200           $    299,700
    Tecnomatix Technologies Ltd.*                                         4,800                121,800
                                                                                          ------------
                                                                                          $    421,500
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 9.4%
    Aspec Technology, Inc.*                                                 500           $      6,938
    BMC Software, Inc.*                                                 113,600             10,628,700
    Brio Technology, Inc.                                                   400                  4,400
    Cadence Design Systems, Inc.*                                       245,500              8,914,719
    Computer Associates International, Inc.                             237,075             13,883,705
    Computer Learning Centers, Inc.*                                     20,400                244,800
    Compuware Corp.*                                                    206,400             10,087,800
    D A Consulting Group, Inc.*                                           2,500                 44,062
    Oracle Corp.*                                                       393,040             10,169,910
    Peoplesoft, Inc.*                                                     2,700                125,550
    Simulation Sciences, Inc.*##                                          6,000                 59,812
    SunGard Data Systems, Inc.*                                           5,900                210,187
    Synopsys, Inc.*                                                      46,500              1,999,500
                                                                                          ------------
                                                                                          $ 56,380,083
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.1%
    Carson, Inc., "A"*                                                   72,900           $    592,312
    CD Now, Inc.*                                                           700                 22,400
    Tyco International Ltd.                                             334,600             18,235,700
                                                                                          ------------
                                                                                          $ 18,850,412
------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.1%
    Loral Space & Communications Corp.*                                  23,700           $    742,106
------------------------------------------------------------------------------------------------------
  Electrical Equipment
    Cable Design Technologies Corp.*                                      2,900           $     77,213
------------------------------------------------------------------------------------------------------
  Electronics - 1.1%
    Altera Corp.*                                                        48,600           $  1,968,300
    Analog Devices, Inc.*                                                31,300              1,218,744
    Intel Corp.                                                          21,900              1,769,794
    Lam Research Corp.*                                                  18,100                561,100
    Lattice Semiconductor Corp.*                                          6,500                296,562
    Microchip Technology, Inc.                                            4,400                124,850
    Novellus Systems, Inc.*                                               4,300                205,863
    Xilinx, Inc.*                                                        13,000                594,750
                                                                                          ------------
                                                                                          $  6,739,963
------------------------------------------------------------------------------------------------------
  Entertainment - 3.4%
    American Radio Systems Corp., "A"*                                   16,100           $  1,067,631
    CBS Corp.                                                            49,900              1,777,687
    Clear Channel Communications, Inc.*                                  35,100              3,308,175
    Cox Radio, Inc., "A"*                                                59,300              2,868,637
    Emmis Broadcasting Corp., "A"*                                       13,500                698,625
    Gemstar International Group Ltd.*                                     7,700                297,413
    Harrah's Entertainment, Inc.*                                        36,600                953,887
    Hearst-Argyle Television, Inc.*                                      12,900                459,563
    Heftel Broadcasting Corp.*                                           12,300                539,663
    Jacor Communications, Inc.*                                          46,200              2,627,625
    SFX Broadcasting, Inc., "A"*                                         16,500              1,215,844
    SFX Entertainment, Inc.*                                             16,500                569,250
    Univision Communications, Inc., "A"*                                 39,400              1,509,512
    Viacom, Inc., "B"*                                                   45,491              2,638,478
                                                                                          ------------
                                                                                          $ 20,531,990
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.7%
    Associates First Capital Corp., "A"                                  11,300           $    844,675
    Consolidated Capital Corp.*                                          38,900                858,231
    Donaldson Lufkin & Jenrette, Inc.                                     5,600                530,950
    Franklin Resources, Inc.                                             17,400                930,900
    Heller Financial, Inc.                                                3,700                 99,438
    Morgan Stanley, Dean Witter, Discover & Co.                          13,500              1,064,812
                                                                                          ------------
                                                                                          $  4,329,006
------------------------------------------------------------------------------------------------------
  Food and Beverage Products
    Corn Products International, Inc.*                                    4,500           $    160,313
------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Annuity and Life Re Holdings Ltd.*                                   14,900           $    355,738
    Conseco, Inc.                                                         9,300                461,512
    Life Re Corp.                                                         3,500                252,000
                                                                                          ------------
                                                                                          $  1,069,250
------------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    SI Handling Systems, Inc.                                            31,850           $    433,956
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.3%
    Boston Scientific Corp.*                                             20,700           $  1,496,869
    Datascope Corp.*                                                      1,900                 53,438
    McKesson Corp.##                                                      6,300                445,331
                                                                                          ------------
                                                                                          $  1,995,638
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.1%
    American Dental Partners, Inc.*                                         400           $      7,050
    Cardinal Health, Inc.                                                 7,200                693,000
    Columbia/HCA Healthcare Corp.                                         1,100                 36,231
    Cyberonics, Inc.*                                                    20,800                499,200
    Foundation Health Systems, Inc.*                                        610                 17,652
    Guidant Corp.                                                        14,100                942,937
    HBO & Co.                                                            19,800              1,184,287
    Health Management Associates, Inc., "A"*                              4,600                144,900
    HealthSouth Corp.*                                                   74,500              2,248,969
    Integrated Health Services, Inc.                                      7,800                300,788
    Mariner Health Group, Inc.*                                           1,500                 27,188
    Medtronic, Inc.                                                       4,600                242,075
    Orthodontic Centers of America, Inc.*                                34,900                745,988
    PacifiCare Health Systems, Inc., "B"*                                12,100                866,662
    Province Healthcare Co.*                                                500                 13,813
    Total Renal Care Holdings, Inc.*                                     36,767              1,217,907
    United Healthcare Corp.                                             124,700              8,760,175
    Wellpoint Health Networks, Inc.*                                     11,900                858,287
                                                                                          ------------
                                                                                          $ 18,807,109
------------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Camco International, Inc.                                             3,800           $    257,925
    Cooper Cameron Corp.*                                                 3,700                245,819
    Diamond Offshore Drilling, Inc.                                      11,200                567,000
    Weatherford Enterra, Inc.*                                            7,900                395,494
                                                                                          ------------
                                                                                          $  1,466,238
------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Evi, Inc.*                                                            7,900           $    420,675
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.7%
    Applebee's International, Inc.                                       12,000           $    298,500
    Cendant Corp.*                                                      552,254             13,806,350
    Promus Hotel Corp.*                                                  40,061              1,810,256
                                                                                          ------------
                                                                                          $ 15,915,106
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Central Parking Corp.                                                 2,700           $    126,563
    Newport News Shipbuilding, Inc.                                      47,000              1,277,812
                                                                                          ------------
                                                                                          $  1,404,375
------------------------------------------------------------------------------------------------------
  Stores - 4.1%
    Consolidated Stores Corp.*                                           11,525           $    461,000
    Corporate Express, Inc.*                                             72,650                731,041
    CVS Corp.                                                            34,000              2,507,500
    Dollar General Corp.                                                  3,575                135,403
    Duane Reade, Inc.*                                                      700                 16,625
    General Nutrition Cos., Inc.*                                        20,800                746,200
    Home Depot, Inc.                                                     40,350              2,809,369
    Linens 'N Things, Inc.*                                               3,500                210,875
    Lowes Co., Inc.                                                       3,500                244,781
    Micro Warehouse, Inc.*                                               38,900                607,812
    Office Depot, Inc.*                                                 149,400              4,948,875
    Pier 1 Imports, Inc.                                                  3,300                 87,038
    Republic Industries, Inc.*                                          147,300              4,096,781
    Rite Aid Corp.                                                      124,500              3,999,562
    Staples, Inc.*                                                       33,700                831,969
    U.S. Office Products Co.*                                           132,300              2,340,056
                                                                                          ------------
                                                                                          $ 24,774,887
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                                           4,100           $    171,688
    Meyer (Fred), Inc.*                                                  95,750              4,296,781
    Safeway, Inc.*                                                          700                 26,775
                                                                                          ------------
                                                                                          $  4,495,244
------------------------------------------------------------------------------------------------------
  Telecommunications - 4.9%
    Aspect Telecommunications Corp.*                                      6,000           $    172,500
    Century Telephone Enterprises, Inc.                                  18,250                776,766
    Cisco Systems, Inc.*                                                179,500             13,148,375
    Global TeleSystems Group, Inc.*                                      75,000              3,525,000
    Intermedia Communications, Inc.*                                     46,300              3,379,177
    International Business Communications Systems, Inc.*+                40,300                   --
    IXC Communications, Inc.*                                             2,500                124,687
    MCI Communications Corp.                                             67,800              3,411,187
    Tel-Save Holdings, Inc.*                                             37,400                853,187
    WorldCom, Inc.*                                                      93,720              4,009,459
                                                                                          ------------
                                                                                          $ 29,400,338
------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Coach USA, Inc.*                                                     13,100           $    621,431
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $233,606,427
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $443,524,576)                                              $574,229,935
------------------------------------------------------------------------------------------------------

Bond
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)
------------------------------------------------------------------------------------------------------
  Brazil
    Companhia Vale Rio Doce (Mining)(S)(S) (Identified
      Cost, $0)
                                                           BRL               29           $      --
------------------------------------------------------------------------------------------------------

Rights
------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                   VALUE
------------------------------------------------------------------------------------------------------
  South Africa
    Real Africa Holdings Ltd. (Conglomerate)*                            34,041           $       --
  South Korea
    Samsung Display Devices (Electronics)*                                9,080                 22,671
    Samsung Electronic (Electronics)*                                     1,723                   --
  Sweden
    Mandamus AB (Real Estate)*                                           59,900                 65,008
------------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $0)                                                        $     87,679
------------------------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------------------------
  Hong Kong
    Hong Kong & China Gas (Gas)*                                         16,700           $       --
    Hysan Development (Real Estate)*                                     12,900                     17
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $0)                                                      $      $  17
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
      Federal Home Loan Bank, due 5/01/98,
        at Amortized Cost                                            $   22,500           $ 22,500,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $466,024,576)                                         $596,817,631
Other Assets, Less Liabilities - 1.0%                                                        6,122,878
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $602,940,509
------------------------------------------------------------------------------------------------------
     * Non-income producing security.
    ## SEC Rule 144A restriction.
     + Restricted security.
(S)(S) When-issued security. At April 30, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

                    BRL=Brazil Real
                    MYR=Malaysian Ringgit

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
APRIL 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $466,024,576)       $596,817,631
  Foreign currency, at value (identified cost, $355,140)           355,835
  Receivable for investments sold                               14,847,500
  Receivable for Fund shares sold                                2,510,648
  Dividends receivable                                           1,082,897
  Deferred organization expenses                                     4,110
  Other assets                                                      12,825
                                                              ------------
    Total assets                                              $615,631,446
                                                              ------------
Liabilities:
  Cash overdraft                                              $    469,955
  Payable for investments purchased                              9,058,878
  Payable for Fund shares reacquired                             2,740,099
  Net payable for forward foreign currency exchange
    contracts sold                                                  23,840
  Payable to affiliates -
    Management fee                                                  14,386
    Shareholder servicing agent fee                                  1,798
    Distribution and service fee                                   157,112
    Administrative fee                                                 240
  Accrued expenses and other liabilities                           224,629
                                                              ------------
      Total liabilities                                       $ 12,690,937
                                                              ------------
Net assets                                                    $602,940,509
                                                              ============

Net assets consist of:
  Paid-in capital                                             $446,991,165
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies               130,759,662
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               27,257,393
  Accumulated net investment loss                               (2,067,711)
                                                              ------------
      Total                                                   $602,940,509
                                                              ============
Shares of beneficial interest outstanding                      27,832,919
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $238,990,588 / 10,979,746 shares of
     beneficial interest outstanding)                           $21.77
                                                                ======
  Offering price per share (100 / 94.25)                        $23.10
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $332,351,186 / 15,388,529 shares of
     beneficial interest outstanding)                           $21.60
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $24,767,875 / 1,151,242 shares of
     beneficial interest outstanding)                           $21.51
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,830,860 / 313,402 shares of
     beneficial interest outstanding)                           $21.80
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1998
-------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                       $ 3,059,576
    Interest                                                            373,909
    Foreign taxes withheld                                             (194,811)
                                                                    -----------
      Total investment income                                       $ 3,238,674
                                                                    -----------
  Expenses -
    Management fee                                                  $ 2,478,319
    Trustees' compensation                                               19,943
    Shareholder servicing agent fee                                     325,143
    Distribution and service fee (Class A)                              367,252
    Distribution and service fee (Class B)                            1,554,321
    Distribution and service fee (Class C)                              116,926
    Administrative fee                                                   36,694
    Interest expense                                                     21,579
    Custodian fee                                                       176,692
    Printing                                                             66,533
    Postage                                                              43,694
    Auditing fees                                                        40,628
    Legal fees                                                              313
    Amortization of organization expenses                                 3,350
    Miscellaneous                                                       221,673
                                                                    -----------
      Total expenses                                                $ 5,473,060
    Reduction of expenses by distributor                               (104,699)
    Fees paid indirectly                                                (86,719)
                                                                    -----------
      Net expenses                                                  $ 5,281,642
                                                                    -----------
        Net investment loss                                         $(2,042,968)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                       $29,778,147
      Foreign currency transactions                                    (206,084)
                                                                    -----------
        Net realized gain on investments and foriegn currency
          transactions                                              $29,572,063
                                                                    -----------
    Change in unrealized appreciation (depreciation) -
      Investments                                                   $60,931,468
      Translation of assets and liabilities in foreign
        currencies                                                      (24,465)
                                                                    -----------
        Net unrealized gain on investments and foreign currency
          translation                                               $60,907,003
                                                                    -----------
          Net realized and unrealized gain on investments and
            foreign currency                                        $90,479,066
                                                                    -----------
            Increase in net assets from operations                  $88,436,098
                                                                    ===========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                  YEAR ENDED
                                                             APRIL 30, 1998            OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $ (2,042,968)               $ (3,010,335)
  Net realized gain on investments and foreign currency
    transactions                                                 29,572,063                  54,087,549
  Net unrealized gain on investments and foreign currency
    translation                                                  60,907,003                  21,042,586
                                                               ------------                ------------
    Increase in net assets from operations                     $ 88,436,098                $ 72,119,800
                                                               ------------                ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $(20,053,104)               $ (9,634,864)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (28,720,424)                (13,421,222)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (2,097,140)                 (1,004,314)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (638,217)                      --
                                                               ------------                ------------
      Total distributions declared to shareholders             $(51,508,885)               $(24,060,400)
                                                               ------------                ------------
Net increase in net assets from Fund share transactions        $ 21,191,017                $ 21,994,786
                                                               ------------                ------------
      Total increase in net assets                             $ 58,118,230                $ 70,054,186
Net assets:
  At beginning of period                                        544,822,279                 474,768,093
                                                               ------------                ------------

At end of period (including accumulated net investment loss
  of $2,067,711 and $24,743, respectively)                     $602,940,509                $544,822,279
                                                               ============                ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                         SIX MONTHS ENDED       -------------------------------------------------------------
                                           APRIL 30, 1998              1997             1996             1995           1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period              $20.79            $19.09           $18.16           $17.45          $15.00
                                                   ------            ------           ------           ------          ------
Income from investment operations# -
  Net investment loss(S)                           $(0.03)           $(0.02)          $(0.07)          $ --            $(0.02)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                     3.11              2.77             2.73             0.93            2.47
                                                   ------            ------           ------           ------          ------
    Total from investment operations               $ 3.08            $ 2.75           $ 2.66           $ 0.93          $ 2.45
                                                   ------            ------           ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                       $  --             $  --            $(0.01)          $  --           $  --
  From net realized gain on investments and
   foreign currency transactions                    (2.10)            (1.05)           (1.72)           (0.22)            --
                                                   ------            ------           ------           ------          ------
    Total distributions declared to
      shareholders
                                                   $(2.10)           $(1.05)          $(1.73)          $(0.22)         $  --
                                                   ------            ------           ------           ------          ------
Net asset value - end of period                    $21.77            $20.79           $19.09           $18.16          $17.45
                                                   ======            ======           ======           ======          ======
Total return(+)                                    16.80%++          15.17%           15.73%            5.47%          16.33%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        1.51%+            1.52%            1.58%            1.63%           1.57%+
  Net investment income (loss)                    (0.29)%+          (0.10)%          (0.35)%            0.02%         (0.14)%+
Portfolio turnover                                    44%              133%              95%             149%            100%
Net assets at end of period (000 omitted)        $238,991          $204,918         $172,106         $143,543        $131,503

  * For the period from the commencement of the Fund's investment operations, November 18, 1993, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor voluntarily waived a portion of its distribution fee for the periods indicated.
    If the fee had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                   $(0.04)          $(0.04)          $(0.09)            $ --           $(0.04)
    Ratios (to average net assets):
      Expenses##                                    1.61%            1.62%            1.68%            1.73%            1.67%+
      Net investment loss                         (0.39)%          (0.20)%          (0.45)%          (0.08)%          (0.24)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                         SIX MONTHS ENDED       -------------------------------------------------------------
                                           APRIL 30, 1998              1997             1996             1995           1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period              $20.56            $18.87           $17.97           $17.32          $15.00
                                                   ------            ------           ------           ------          ------
Income from investment operations# -
  Net investment loss                              $(0.10)           $(0.17)          $(0.21)          $(0.14)         $(0.15)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                     3.08              2.76             2.70             0.92            2.47
                                                   ------            ------           ------           ------          ------
    Total from investment operations               $ 2.98            $ 2.59           $ 2.49           $ 0.78          $ 2.32
                                                   ------            ------           ------           ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                    $(1.94)           $(0.90)          $(1.59)          $(0.13)         $ --
                                                   ------            ------           ------           ------          ------
Net asset value - end of period                    $21.60            $20.56           $18.87           $17.97          $17.32
                                                   ======            ======           ======           ======          ======
Total return                                       16.38%++          14.30%           14.77%            4.61%          15.47%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                        2.25%+            2.28%            2.39%            2.45%           2.39%+
  Net investment loss                             (1.04)%+          (0.87)%          (1.16)%          (0.80)%         (0.95)%+
Portfolio turnover                                    44%              133%              95%             149%            100%
Net assets at end of period (000 omitted)        $332,351          $308,692         $282,668         $247,437        $236,971

 * For the period from the commencement of the Fund's investment operations, November 18, 1993, through October 31, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                         SIX MONTHS ENDED       -------------------------------------------------------------
                                           APRIL 30, 1998              1997             1996             1995          1994**
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period              $20.49            $18.85           $17.96           $17.34          $16.04
                                                   ------            ------           ------           ------          ------
Income from investment operations# -
  Net investment loss                              $(0.10)           $(0.17)          $(0.20)          $(0.13)         $(0.13)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                     3.06              2.75             2.70             0.92            1.43
                                                   ------            ------           ------           ------          ------
    Total from investment operations               $ 2.96            $ 2.58           $ 2.50           $ 0.79          $ 1.30
                                                   ------            ------           ------           ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                    $(1.94)           $(0.94)          $(1.61)          $(0.17)         $ --
                                                   ------            ------           ------           ------          ------
Net asset value - end of period                    $21.51            $20.49           $18.85           $17.96          $17.34
                                                   ======            ======           ======           ======          ======
Total return                                       16.37%++          14.27%           14.88%            4.68%           8.10%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                        2.25%+            2.25%            2.32%            2.38%           2.31%+
  Net investment loss                             (1.06)%+          (0.85)%          (1.10)%          (0.72)%         (0.83)%+
Portfolio turnover                                    44%              133%              95%             149%            100%
Net assets at end of period (000 omitted)         $24,768           $24,662          $19,994          $13,349         $11,872

** For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                      PERIOD ENDED
                                                                APRIL 30, 1998               OCTOBER 31, 1997***
----------------------------------------------------------------------------------------------------------------
                                                                       CLASS I
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $20.84                            $18.34
                                                                        ------                            ------
Income from investment operations# -
  Net investment income (loss)                                          $(0.00)+++                        $ 0.04
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                 3.12                              2.46
                                                                        ------                            ------
    Total from investment operations                                    $ 3.12                            $ 2.50
                                                                        ------                            ------
Less distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions                 $(2.16)                           $ --
                                                                        ------                            ------
Net asset value -- end of period                                        $21.80                            $20.84
                                                                        ======                            ======
Total return                                                            17.05%++                          13.58%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.25%+                            1.21%+
  Net investment income (loss)                                         (0.04)%+                            0.20%+
Portfolio turnover                                                         44%                              133%
Net assets at end of period (000 omitted)                               $6,831                            $6,550

*** For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount is less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Growth Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

            First $1 billion of average net assets           0.90%
            Average net assets in excess of $1 billion       0.75%

The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Ltd., each an England and Wales Company, to assist in the performance of its services.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,143 for the six months ended April 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $31,375 for the six months ended April 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. The Class A distribution fee is currently being waived on a voluntary basis, and may be imposed at the discretion of MFD. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $48,166 for the six months ended April 30, 1998. Fees incurred under the distribution plan during the six months ended April 30, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating solely to Class B and C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $69,992 and $27,940 for Class B and Class C shares, respectively, for the six months ended April 30, 1998. Fees incurred under the distribution plan during the six months ended April 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 1998, were $2,527, $163,399, and $1,833 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $237,558,087 and $277,730,415, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $466,024,576
                                                                 ------------
Gross unrealized appreciation                                    $146,302,233
Gross unrealized depreciation                                     (15,509,178)
                                                                 ------------
    Net unrealized appreciation                                  $130,793,055
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                   SIX MONTHS ENDED APRIL 30, 1998           YEAR ENDED OCTOBER 31, 1997
                                  --------------------------------      --------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         23,283,329       $ 475,599,375        28,172,048       $ 562,208,269
Shares issued to shareholders
  in reinvestment of
  distributions                        953,062          17,268,162           449,325           8,218,149
Shares transferred to Class I         --                 --                 (373,008)         (6,841,795)
Shares reacquired                  (23,112,314)       (474,916,664)      (27,406,795)       (549,595,449)
                                   -----------       -------------       -----------       -------------
    Net increase                     1,124,077       $  17,950,873           841,570       $  13,989,174
                                   ===========       =============       ===========       =============

Class B Shares
                                   SIX MONTHS ENDED APRIL 30, 1998           YEAR ENDED OCTOBER 31, 1997
                                  --------------------------------      --------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          1,297,770       $  25,619,875         3,233,868       $  64,511,271
Shares issued to shareholders
  in reinvestment of
  distributions                      1,230,287          22,182,352           561,080          10,209,856
Shares reacquired                   (2,157,002)        (43,123,696)       (3,754,830)        (75,204,244)
                                   -----------       -------------       -----------       -------------
    Net increase (decrease)            371,055       $   4,678,531            40,118       $    (483,117)
                                   ===========       =============       ===========       =============

Class C Shares
                                   SIX MONTHS ENDED APRIL 30, 1998           YEAR ENDED OCTOBER 31, 1997
                                  --------------------------------      --------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                            954,786       $  19,145,116           480,867       $   9,630,276
Shares issued to shareholders
  in reinvestment of
  distributions                         78,016           1,401,164            36,836             667,838
Shares reacquired                   (1,085,449)        (21,873,123)         (374,659)         (7,546,094)
                                   -----------       -------------       -----------       -------------
    Net increase (decrease)            (52,647)      $  (1,326,843)          143,044       $   2,752,020
                                   ===========       =============       ===========       =============

Class I Shares
                                   SIX MONTHS ENDED APRIL 30, 1998        PERIOD ENDED OCTOBER 31, 1997*
                                  --------------------------------      --------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             25,517       $     519,304            38,825       $     786,858
Shares issued to shareholders
  in reinvestment of
  distributions                         35,223             638,252             --                 --
Shares transferred from Class
  A                                      --                   --             373,008           6,841,795
Shares reacquired                      (61,694)         (1,269,100)          (97,477)         (1,891,944)
                                   -----------       -------------       -----------       -------------
    Net increase (decrease)               (954)      $    (111,544)          314,356       $   5,736,709
                                   ===========       =============       ===========       =============

*For the period from the inception of Class I, January 2, 1997, through October 31, 1997.

(6) Lines of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 1998, was $245.

The Fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowing may be made to temporarily finance the repurchase of Fund shares. During the period, the average daily borrowings outstanding were $315,606, the maximum amount outstanding was $16,642,596, and $0 was outstanding at April 30, 1998. Interest expense incurred on the borrowings amounted to $21,579 for the six months ended April 30, 1998, and the weighted average interest rate on borrowings was 6.8%.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                         CONTRACTS TO                IN         CONTRACTS      NET UNREALIZED
                   SETTLEMENT DATE            DELIVER      EXCHANGE FOR          AT VALUE        DEPRECIATION
---------------------------------------------------------------------------------------------------------------
Sales                  5/15/98          MYR 4,297,709        $1,128,600        $1,152,440             $23,840

At April 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1998, the Fund owned the following restricted securities (constituting 0.6% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                              DATE OF ACQUISITION        SHARE AMOUNT             COST            VALUE
------------------------------------------------------------------------------------------------------------------
Bank Handlowy w Warszawie                  6/18/97 - 9/04/97              16,879       $  210,558       $  313,311
Hong Leong Finance Ltd.                   11/01/96 - 3/25/97             136,000          423,822          206,191
International Business Communications
  Systems, Inc.                                      8/29/95              40,300          399,776            --
Jarvis Hotels PLC                        11/01/96 - 10/27/97           1,245,100        3,302,353        3,308,885
                                                                                                        ----------
                                                                                                        $3,828,387
                                                                                                        ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust VIII and the Shareholders of MFS World Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Growth Fund (a series of MFS Series Trust VIII) as of April 30, 1998, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended April 30, 1998, and the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998, and for each of the years in the four-year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Growth Fund at April 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 5, 1998

MFS(R) World Growth Fund

Trustees                                                 Secretary
Richard B. Bailey* - Private Investor;                   Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                Assistant Secretary
                                                         James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                         Auditors
Lawrence H. Cohn, M.D. - Chief of Cardiac                Deloitte & Touche LLP
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School             Custodian
                                                         State Street Bank and Trust Company
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.                   Investor Information
                                                         For MFS stock and bond market outlooks,
Abby M. O'Neill - Private Investor                       call toll free: 1-800-637-4458 anytime
                                                         from a touch-tone telephone.
Walter E. Robb, III - President and
Treasurer, Benchmark Advisors, Inc.                      For information on MFS mutual funds, call
(corporate financial consultants);                       your financial adviser or, for an
President, Benchmark Consulting Group, Inc.              information kit, call toll free:
(office services)                                        1-800-637-2929 any business day from 9 a.m.
                                                         to 5 p.m. Eastern time (or leave a message
Arnold D. Scott* - Senior Executive                      anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                Investor Service
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman, Chief                     P.O. Box 2281
Executive Officer, and Director,                         Boston, MA 02107-9906
MFS Investment Management
                                                         For general information, call toll free:
J. Dale Sherratt - President, Insight                    1-800-225-2606 any business day from
Resources, Inc. (acquisition planning                    8 a.m. to 8 p.m. Eastern time.
specialists)
                                                         For service to speech- or hearing-impaired,
Ward Smith - Former Chairman                             call toll free: 1-800-637-6576 any business
(until 1994), NACCO Industries (holding                  day from 9 a.m. to 5 p.m. Eastern time. (To
company)                                                 use this service, your phone must be
                                                         equipped with a Telecommunications Device
Investment Adviser                                       for the Deaf.) For share prices, account
Massachusetts Financial Services Company                 balances, and exchanges, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from
Boston, MA 02116-3741                                    a touch-tone telephone.

Distributor                                              World Wide Web
MFS Fund Distributors, Inc.                              www.mfs.com
500 Boylston Street
Boston, MA 02116-3741                                                    For the fourth year in a row,
                                                                         MFS earned a #1 ranking in the
Portfolio Managers                                       [Dalbar Logo]   DALBAR, Inc. Broker/Dealer
John W. Ballen*                                                          Survey, Main Office Operations
David R. Mannheim*                                                       Service Quality Category. The
Toni Y. Shimura*                                         firm achieved a 3.42 overall score on a
                                                         scale of 1 to 4 in the 1997 survey. A total
Treasurer                                                of 111 firms responded, offering input on
W. Thomas London*                                        the quality of service they received from 29
                                                         mutual fund companies nationwide. The survey
Assistant Treasurers                                     contained questions about service quality in
Mark E. Bradley*                                         11 categories, including "knowledge of
Ellen Moynihan*                                          operations contact," "keeping you informed,"
James O. Yost*                                           and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) World Growth Fund                                            Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo]                                                                 MFS
INVESTMENT MANAGEMENT                                          -----------------
  We invented the mutual fund(SM)


500 Boylston Street
Boston, MA 02116-3741


[Dalbar Logo]




(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MWF-3 6/98 81M 09/209/309/809